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FEDERATED
INTERNATIONAL
EQUITY FUND








14th Annual Report
November 30, 1997





Established 1984






President's Message

Dear Shareholder:

Federated International Equity Fund was established in 1984, and I am pleased to present its 14th Annual Report, which covers the fiscal year reporting period from December 1, 1996 to November 30, 1997. This international stock fund is designed for capital appreciation.* The fund's net assets of $167 million are invested in 20 countries on 4 continents across 116 securities. The United Kingdom and France were two of the largest commitments in the fund's diversified portfolio.

This report begins with an interview with portfolio manager, Drew Collins, Senior Vice President, Federated Global Research Corp. Following his discussion are three additional items of shareholder interest: a series of graphs showing long-term investment performance, a complete listing of the fund's diversified international stock holdings, and the fund's financial statements.

The European and Latin American regions were strong performers through the first half of the year. Later in the year, well-publicized difficulties within the Asian economy--which makes up a large percentage of the international arena-- held down returns overall. In this environment, Federated International Equity Fund produced returns that outpaced both its benchmark index and the average international equity fund. A review of fund performance for each share class is shown below.**

                   Total   Capital        Net Asset
                  Return    Gains       Value Increase
Class A Shares      5.89%    $0.38  $17.32 to $17.93= 3.4%
Class B Shares      4.97%    $0.38  $17.04 to $17.48= 2.5%
Class C Shares      4.96%    $0.38  $16.85 to $17.28=2.5%

Thank you for joining the growing number of Federated International Equity Fund shareholders who have diversified their equity assets internationally and entrusted this fund with more than $167 million.

* International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards

**Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 0.05%, (0.68%), and 3.93%, respectively.




I recommend that shareholders add to their investment accounts on a regular basis, using the dollar-cost averaging method of investing to take advantage of price fluctuations.+

As always, we welcome your comments and suggestions.

Sincerely,


/s/ Glen R. Johnson

Glen R. Johnson
President
January 15, 1998




+ Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.





Investment Review

Drew Collins
Senior Vice President
Federated Global Research Corp.

Q
What is your review of the international equity markets during the fund's fiscal year?

A
The international equity markets were marked by two distinct periods during the most recent fiscal year. The first period was one of relatively strong, consistent performance in the major European economies, outperformance in Latin America and the emerging markets of eastern Europe, and continued sluggishness in Japan. This period lasted through September 1997. The second period, from September through November 1997, was marked by increased volatility and uncertainty worldwide as a result of the Asian currency crisis. This crisis quickly spread to the Latin American markets, as renewed fears of devaluation affected entire countries, and the emerging markets in eastern Europe. In the United Kingdom and western Europe, the effect was more industry and stock-specific. Investors tried to quantify exposure (through exports, joint ventures, manufacturing, etc.) to Asian markets and how this would effect companies' earnings prospects. This situation favored defensive investing, and those funds that avoided exposure to the Asian and Latin American turmoil fared relatively well.

Q
How did Federated International Equity Fund perform during the reporting period compared to its benchmark, and what strategies influenced the fund's return?

A
Federated International Equity Fund produced a 12-month total return of 5.89% for Class A Shares, based on net asset value. The total returns for Class B and C Shares, based on net asset value were 4.97% and 4.96%, respectively.* These positive returns were higher than the (1.91%) return of the fund's benchmark, the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE Index")** for the same period.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 0.05%, (0.68%), and 3.93%, respectively.

** The Morgan Stanley Capital International Europe, Australia, and Far East
   Index is a market capitalization-weighted foreign securities index widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. This index is unmanaged and investments cannot be made in an index.


Additionally, the fund's return for the Class A Shares was higher than the 4.88% total return of the average international equity fund tracked by Lipper Analytical Services.+

The fund's positive performance was due primarily to two strategic decisions. First, the fund was heavily invested in European financial stocks (banks, insurance companies, asset managers, etc.) that benefited significantly from hot merger activity and consolidation within the financial services industry. Second, the fund was significantly underweight in Asia--17% of the fund versus 35% for the EAFE Index--which was hurt by anemic growth in Japan and the Asian financial crisis.

Q
What accounted for the fund's ability to outperform the EAFE Index?

A
On a country level, the fund benefited from an underweighted position relative to the Index weighting in Japan, as Japan's economy continued its sluggish growth. However, with significant weakness in the yen/dollar exchange rate, exporters--companies that receive revenue in dollars and have their costs denominated in yen--continued to outperform the market. Specifically, Sony and Nintendo were core holdings in this area, and they continue to be beneficiaries of a strong U.S. dollar. In addition, the fund benefited from investments in six Latin American markets that performed quite well during the early part of the year, as economic growth was strong and forecasted to remain so. (Obviously the situation has changed since September, and we have sold all positions in Latin America.)

On an industry level, the fund outperformed the EAFE Index as a result of a relative overweighting in European financial stocks. Mega-mergers across Europe fueled stock price appreciation in the industry and led to the realization of value in commercial banks, investment banks, insurers and asset management firms. Going forward, this is still a significant part of the fund's exposure and strategy, and the potential for further consolidation looks increasingly strong for the coming year.

 + Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services as falling into the category indicated. Lipper returns do not take sales charges into account.


Q
How were the fund's assets diversified?

A
Approximately 22% of the fund's assets were invested in the United Kingdom, and 11% each in France and Japan. The balance was spread across 16 other countries. Country and region weightings along with the fund's top ten holdings as of November 30, 1997 were as follows:

                           Percentage
      Country             of Net Assets
      United Kingdom         22.35%
      France                 11.70%
      Japan                  11.00%
      Germany                 9.30%
      Switzerland             9.00%
      Italy                   7.10%
      Australia               4.04%
      United States           4.00%
      Canada                  3.57%
      Netherlands             3.40%
      Sweden                  3.20%
      Finland                 2.81%
      Spain                   2.71%
      Hong Kong               1.80%
      Portugal                1.30%
      Norway                  1.10%
      Austria                 0.70%
      South Africa            0.52%
      Hungary                 0.50%
      Israel                  0.40%

                            Percentage
      Region               of Net Assets
      Europe                 74.47%
      Asia Pacific           16.84%
      Canada                  3.57%
      Mid-East/Africa         0.92%
      Other Countries         4.70%
      Top Holdings                                                Percentage
      Name                                 Country               of Net Assets
      Cable & Wireless
      Communications                       United Kingdom            1.02%
      Rhone-Poulenc, Class A               France                    1.97%
      Cadbury Schweppes                    United Kingdom            1.88%
      Credit Suisse Group                  Switzerland               1.63%
      Nintendo Corp. Ltd.                  Japan                     1.85%
      Credito Italiano Ord                 Italy                     1.60%
      Novartis AG                          Switzerland               1.70%
      Bayerische Vereinsbank
      AG, Munich                           Germany                   1.52%
      Cap Gemini Sogeti                    France                    1.67%
      Lloyds TSB Group                     United Kingdom            1.42%

Q
What are some of your notable recent purchases for the fund?

A
Recent purchases to the Federated International Equity Fund include:

Cable & Wireless Communications (1.99% of portfolio): An integrated telecommunications company in the United Kingdom, which provides telecommunication, television entertainment and information services nationally in approximately 138 cities and towns. Of particular interest are their Internet services and mobile telecommunications services.

Benckiser NV (0.77% of portfolio): One of the world's leading manufacturers of household detergents and cleaning agents, Benckiser is also the leading supplier of products for the automatic dishwashing process, one of the fastest growing sectors of the household cleaning products industry.

Incentive AB (0.50% of portfolio): This is a holding company for a group of international industrial companies within four main business areas: medical technology, environment, material handling and development. Incentive also has significant shareholdings in ABB AB and Electrolux, while Gambro is a wholly owned subsidiary.

Lindt & Spruengli AG (0.55% of portfolio): This firm is a manufacturer and seller of a wide variety of chocolate, both in Switzerland and abroad. In September, the company announced a particularly interesting deal with the Swiss and German postal services to provide greeting cards and praline gift-boxes with guaranteed 48-hour delivery.

Q
Looking ahead to 1998, what is your outlook for international equities? Are initiatives underway that may have a positive impact on the economic difficulties in the Asia Pacific region?

A
The outlook for international equities remains strong for the coming year. Economic growth is expected to rise from 2.6% this year to 2.8% next year. This is primarily driven by strong growth in Germany, where gross domestic product is forecasted to grow 3%.

According to the Organization for Economic Cooperation and Development, the financial turbulence in Asia may knock roughly 1% off the potential output from the world's leading economies. However, overall economic growth is still forecasted at a healthy rate of 2.9%. In addition, Asian currency weakness should help lower inflation as the rest of the world continues to expand.

Recently, a ground-breaking global pact was reached that will open banking, insurance and securities markets to foreign competition. In a move to help restore confidence in Asia's crisis-ridden financial sector, the World Trade Organization will lock market-opening commitments into binding rules from 102 nations that is has jurisdiction over. Almost immediately, this should contribute to confidence in the region and, over the longer-term, this pact should enable Asian nations to attract renewed capital inflows.

Where in the world should you invest?

[LOGO]  Federated Asia Pacific Growth Fund
[LOGO]  Federated Emerging Markets Fund
[LOGO]  Federated European Growth Fund
[LOGO]  Federated International Equity Fund
[LOGO]  Federated International Growth Fund
[LOGO]  Federated International High Income Fund
[LOGO]  Federated International Income Fund
[LOGO]  Federated International Small Company Fund
[LOGO]  Federated Latin American Growth Fund
[LOGO]  Federated World Utility Fund

Employ highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 8 international equity funds and 2 international income funds from Federated Investors.

For more complete information about any of these funds, call 1-800-341-7400 to ask for a prospectus and read it carefully before you invest.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.




Two Ways You May Seek to Invest for Success in
Federated International Equity Fund

Initial Investment:

If you had made an initial investment of $14,000 in the Class A Shares of Federated International Equity Fund on 8/17/84, reinvested dividends and capital gains, and didn't redeem any shares, your account would have been worth $63,587 on 11/30/97. You would have earned a 12.06%* average annual total return for the 13-year investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/97, the Class A Shares' average annual 1-year, 5-year and 10-year total returns were 1.20%, 8.50%, and 6.35%, respectively. Class B Shares' average annual 1-year and since inception (9/28/94) total returns were 0.44% and 1.90%, respectively. Class C Shares' average annual 1-year and since inception (4/1/93) total returns were 5.15% and 7.79%, respectively.**

[GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX FIEF1]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

**The total return stated takes into account the 5.50% sales charge for Class A
  Shares, the 5.50% contingent deferred sales charge for Class B Shares and the 1.00% contingent deferred sales charge for Class C Shares.



Federated International Equity Fund


One Step at a Time:

$1,000 invested each year for over 13 years (reinvesting all dividends and capital gains) grew to $24,517.

With this approach, the key is consistency.
                               -----------

If you had started investing $1,000 annually in the Class A Shares of Federated International Equity Fund on 8/17/84, reinvested your dividends and capital gains and didn't redeem any shares, you would have invested only $14,000, but your account would have reached a total value of $24,517* by 11/30/97. You would have earned an average annual total return of 7.90%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invest in equity securities of non-U.S. issuers. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX FIEF2]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.





Federated International Equity Fund--

Hypothetical Investor Profile: Investing for Long-Term Growth

Dan and Gigi Hardwick are a two-income suburban couple who, like many others, want to be able to afford their present lifestyle after they retire.

They decided an international stock fund, though possibly volatile in the short-term, offered excellent opportunities for long-term growth. They invested $10,000 in Federated International Equity Fund on August 17, 1984 and--to take advantage of dollar cost averaging--have invested $5,000 every August since.

By November 30, 1997, they were pleased to see that their $75,000 investment had grown to $145,650 for an average annual total return of 8.74%.* Gigi's already picturing a long Mediterranean cruise to celebrate their retirement.

The couple is fictional, but the figures are real.

[GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX FIEF3]

* This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.




Federated International Equity Fund

(Class A Shares)

Growth of $10,000 Invested in Federated International Equity Fund
(Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Equity Fund (Class A Shares) (the "Fund") from November 30, 1987 to November 30, 1997 compared to the Morgan Stanley Capital International Europe Australia Far-East Index (EAFE).+

[GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX FIEF4]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  *Represents a hypothetical investment of $10,000 in the Fund with no sales charge. As of October 1, 1994, the maximum sales charge is 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

 **Total return quoted reflects all applicable sales charges.

 + The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.




Federated International Equity Fund
(Class B Shares)

Growth of $10,000 Invested in Federated International Equity Fund
(Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Equity Fund (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to November 30, 1997 compared to the Morgan Stanley Capital International Europe Australia Far-East Index (EAFE).+

[GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX FIEF5]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than 4 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged



Federated International Equity Fund
(Class C Shares)

Growth of $10,000 Invested in Federated International Equity Fund
(Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Equity Fund (Class C Shares) (the "Fund") from April 1, 1993 (start of performance) to November 30, 1997 compared to the Morgan Stanley Capital International Europe Australia Far-East Index (EAFE).+

[GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX FIEF6]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.




Federated International Equity Fund
Portfolio of Investments
November 30, 1997

                                      Value
 Shares                                                           U.S. Dollars
---------    ---------------------------------------------------  ------------
Common Stocks--95.5%
----------------------------------------------------------------
             Australia--4.0%
             ---------------------------------------------------
  186,000 (a)News Corp., Ltd.                                     $  993,219
             ---------------------------------------------------
  250,000    Novus Petroleum Ltd.                                    759,671
             ---------------------------------------------------
  225,000    Santos Limited                                          929,530
             ---------------------------------------------------
  279,624    St. George Bank Ltd.                                  1,691,740
             ---------------------------------------------------
  352,000    Suncorp-Metway Ltd.                                     918,187
             ---------------------------------------------------
  207,000    Woodside Petroleum Ltd.                               1,484,034
             ---------------------------------------------------  ----------
               Total                                               6,776,381
             ---------------------------------------------------  ----------
             Canada--3.6%
             ---------------------------------------------------
   31,000    BCE, Inc.                                               942,395
             ---------------------------------------------------
    9,900    Bell Canada International, Inc.                         144,571
             ---------------------------------------------------
  161,000 (a)Legacy Hotels                                         1,124,689
             ---------------------------------------------------
   67,000    Mackenzie Financial Corp.                               806,719
             ---------------------------------------------------
   12,800    Potash Corporation of Saskatchewan, Inc.              1,006,494
             ---------------------------------------------------
   91,000    TELUS Corp.                                           1,954,997
             ---------------------------------------------------  ----------
               Total                                               5,979,865
             ---------------------------------------------------  ----------
             Finland--2.8%
             ---------------------------------------------------
   42,000    Asko Oyj                                                803,549
             ---------------------------------------------------
   23,200 (a)Huhtamaki Oy, Class I                                   992,169
             ---------------------------------------------------
  175,000    Merita Ltd, Class A                                     886,267
             ---------------------------------------------------
   25,200    Nokia AB-A                                            2,027,779
             ---------------------------------------------------  ----------
               Total                                               4,709,764
             ---------------------------------------------------  ----------
             France--11.7%
             ---------------------------------------------------
   12,000    AXA                                                     870,835
             ---------------------------------------------------
   12,000 (a)CLF-Dexia France                                      1,246,083
             ---------------------------------------------------
   11,000    Canal Plus                                            1,913,676
             ---------------------------------------------------
   32,800    Cap Gemini Sogeti                                     2,794,776
             ---------------------------------------------------
   13,800    Compagnie Financiere de Paribas, Class A                997,019
             ---------------------------------------------------
   14,600    Elf Aquitaine SA                                      1,694,137
             ---------------------------------------------------
   12,300    Group Danon                                           1,962,733
             ---------------------------------------------------
   73,682    Rhone-Poulenc, Class A                                3,312,588
             ---------------------------------------------------
    9,082 (a)Rhone-Poulenc, Warrants                                  33,692
             ---------------------------------------------------
   20,372    Schneider SA                                          1,090,501
             ---------------------------------------------------
   40,000    Scor SA                                               1,720,394
             ---------------------------------------------------
   18,633      Total SA-B                                          1,956,949
             ---------------------------------------------------  ----------
             Total                                                19,593,383
             ---------------------------------------------------  ----------
             Germany--9.1%
             ---------------------------------------------------
   87,000    Bankgesellschaft Berlin AG                            1,852,481
             ---------------------------------------------------
   43,000    Bayerische Vereinsbank AG, Munich                     2,554,154
             ---------------------------------------------------
   40,000    Commerzbank AG, Frankfurt                             1,390,417
             ---------------------------------------------------
   12,660 (a)Daimler Benz AG                                         896,645
             ---------------------------------------------------
   21,400    Deutsche Bank, AG                                     1,372,464
             ---------------------------------------------------
    3,690    Mannesmann SA                                         1,717,885
             ---------------------------------------------------
   13,000    Siemens AG                                              763,340
             ---------------------------------------------------
    3,500 (a)Singulus Technologies AG                                154,806
             ---------------------------------------------------
   32,000    Tarkett AG Manufacturers                                716,757
             ---------------------------------------------------
    7,600    Thyssen AG                                            1,810,037
             ---------------------------------------------------
    3,980    Viag AG                                               2,022,612
             ---------------------------------------------------  ----------
               Total                                              15,251,598
             ---------------------------------------------------  ----------
             Hong Kong--1.8%
             ---------------------------------------------------
   81,809    HSBC Holdings PLC                                     1,973,711
             ---------------------------------------------------  ----------
  146,000    Hutchison Whampoa                                       972,666
             ---------------------------------------------------  ----------
               Total                                               2,946,377
             ---------------------------------------------------  ----------
             Hungary--0.5%
             ---------------------------------------------------
   27,000    OTP Bank RT, GDR                                        840,375
             ---------------------------------------------------  ----------
             Israel--0.4%
             ---------------------------------------------------  ----------
   46,000    Super-Sol Ltd., ADR                                     644,000
             ---------------------------------------------------  ----------
             Italy--7.1%
             ---------------------------------------------------
   37,900 (a)Aeroporti di Roma SPA                                   361,875
             ---------------------------------------------------
   60,700    Bca Pop Bergamo-Cv                                      971,518
             ---------------------------------------------------
  310,000    Bca Pop Di Milano                                     1,684,080
             ---------------------------------------------------
  980,000    Credito Italiano                                      2,683,206
             ---------------------------------------------------
  205,000    Imi                                                   2,141,894
             ---------------------------------------------------
1,100,000    Montedison SPA                                          909,259
             ---------------------------------------------------
  270,000    Telecom Italia SPA                                    1,064,334
             ---------------------------------------------------
  328,000    Telecom Italia SPA                                    2,044,826
             ---------------------------------------------------  ----------
               Total                                              11,860,992
             ---------------------------------------------------  ----------
             Japan--11.0%
             ---------------------------------------------------
   82,000    Aiwa Co. Ltd.                                         1,953,222
             ---------------------------------------------------
   41,000 (a)Bridgestone Corp.                                       889,873
             ---------------------------------------------------
   50,000    Fuji Photo Film Co.                                   1,798,237
             ---------------------------------------------------
   30,000    Nintendo Corp. Ltd.                                   3,102,841
             ---------------------------------------------------
      167    Nippon Telegraph & Telephone Corp.                    1,373,947
             ---------------------------------------------------
   34,100    Promise Co. Ltd.                                      1,883,683
             ---------------------------------------------------
   46,000    Sankyo Co. Ltd.                                       1,466,954
             ---------------------------------------------------
    7,100    Shokoh Fund & Co.                                     2,019,432
             ---------------------------------------------------
   22,000    Sony Corp.                                            1,878,942
             ---------------------------------------------------
   72,000    Takeda Chemical Industries                            2,104,290
             ---------------------------------------------------  ----------
               Total                                              18,471,421
             ---------------------------------------------------  ----------
             Netherlands--3.4%
             ---------------------------------------------------
    5,400    Akzo Nobel NV                                           949,952
             ---------------------------------------------------
   35,500 (a)Benckiser NV                                          1,246,868
             ---------------------------------------------------
   38,292    ING Groep, NV                                         1,556,883
             ---------------------------------------------------
   30,240    Royal Dutch Petroleum Co.                             1,574,921
             ---------------------------------------------------
   24,270 (a)Toolex Alpha NV                                         280,889
             ---------------------------------------------------  ----------
               Total                                               5,609,513
             ---------------------------------------------------  ----------
             Norway--1.1%
             ---------------------------------------------------
   46,000    Aker Maritime Group ASA                                 991,462
             ---------------------------------------------------
   46,000    Saga Petroleum A.S., Class A                            825,152
             ---------------------------------------------------  ----------
               Total                                               1,816,614
             ---------------------------------------------------  ----------
             Portugal--1.3%
             ---------------------------------------------------
   46,500    Portugal Telecom SA                                   2,141,787
             ---------------------------------------------------  ----------
             South Africa--0.5%
             ---------------------------------------------------
  201,200 (a)Dimension Data Holdings Ltd.                            869,651
             ---------------------------------------------------  ----------
             Spain--2.7%
             ---------------------------------------------------
   37,300    Repsol SA                                             1,613,474
             ---------------------------------------------------
   66,000    Telefonica de Espana                                  1,903,293
             ---------------------------------------------------
    8,800    Zardoya-Otis SA                                       1,023,942
             ---------------------------------------------------  ----------
               Total                                               4,540,709
             ---------------------------------------------------  ----------
             Sweden--3.2%
             ---------------------------------------------------
    9,400    Incentive AB, Class A                                   833,905
             ---------------------------------------------------
  117,000    Skand Enskilda BKN, Class A                           1,378,877
             ---------------------------------------------------
   43,000    Skandia Forsakrings AB                                2,266,528
             ---------------------------------------------------
   48,000    WM-Data AB                                              860,973
             ---------------------------------------------------  ----------
               Total                                               5,340,283
             ---------------------------------------------------  ----------
             Switzerland--9.0%
             ---------------------------------------------------
   18,700    Credit Suisse Group                                   2,734,570
             ---------------------------------------------------
       47    Lindt & Spruengli AG                                    922,991
             ---------------------------------------------------
   52,600    Mettler Toledo International, Inc., ADR                 940,225
             ---------------------------------------------------
    1,640    Nestle SA                                             2,413,186
             ---------------------------------------------------
    1,783    Novartis AG                                           2,848,698
             ---------------------------------------------------
      140 (a)Roche Holding AG                                      1,252,911
             ---------------------------------------------------
      860    Schw Rueckversicherungs                               1,404,783
             ---------------------------------------------------
      900    UBS - Union Bank of Switzerland                       1,145,673
             ---------------------------------------------------
    3,200    Zurich Versicherungsgesellschaft                      1,346,613
             ---------------------------------------------------  ----------
               Total                                              15,009,650
             ---------------------------------------------------  ----------
             United Kingdom--22.3%
             ---------------------------------------------------
   49,000    Airtours PLC                                            978,178
             ---------------------------------------------------
  115,000    Allied Domecq PLC                                     1,037,154
             ---------------------------------------------------
  147,000    American Port Services                                  393,505
             ---------------------------------------------------
  222,000    B.A.T. Industries PLC                                 1,994,660
             ---------------------------------------------------
  237,000    Bank of Scotland, Edinburgh                           2,013,356
             ---------------------------------------------------
   38,000    Barclays PLC                                            916,465
             ---------------------------------------------------
   62,000    British Aerospace                                     1,692,144
             ---------------------------------------------------
  151,822    British Petroleum Co. PLC                             2,076,940
             ---------------------------------------------------
  386,000 (a)Cable & Wireless Communications PLC                   1,714,538
             ---------------------------------------------------
  303,000    Cadbury Schweppes PLC                                 3,147,183
             ---------------------------------------------------
   97,000    EMI Group PLC                                           730,652
             ---------------------------------------------------
  419,000 (a)Gallaher Group PLC                                    2,264,478
             ---------------------------------------------------
  311,000    General Electric Co. PLC                              2,024,832
             ---------------------------------------------------
   86,000    Glaxo Wellcome PLC                                    1,888,191
             ---------------------------------------------------
   23,000    Granada Group PLC                                       329,015
             ---------------------------------------------------
   96,561 (a)Grand Metropolitan PLC                                  879,012
             ---------------------------------------------------
  209,438    Lloyds TSB Group PLC                                  2,387,610
             ---------------------------------------------------
  410,000    National Grid Group PLC                               2,035,801
             ---------------------------------------------------
  100,000    National Power Co. PLC                                  955,074
             ---------------------------------------------------
   58,000    Reckitt & Colman PLC                                    845,363
             ---------------------------------------------------
  175,000    Reed International PLC                                1,863,491
             ---------------------------------------------------
  125,000    Regent Inns PLC                                         690,338
             ---------------------------------------------------
  157,000    Scottish & Newcastle PLC                              1,842,844
             ---------------------------------------------------
  124,000    Scottish Power PLC                                    1,005,234
             ---------------------------------------------------
  320,000    Smith & Nephew PLC                                      924,166
             ---------------------------------------------------
      484    Smithkline Beecham Corp.                                  4,496
             ---------------------------------------------------
    1,490    Vodafone Group PLC                                        9,965
             ---------------------------------------------------
   27,000    Zeneca Group                                            861,846
             ---------------------------------------------------  ----------
               Total                                              37,506,531
             ---------------------------------------------------  ----------
               Total Common Stocks (identified cost
               $140,611,858)                                     159,908,894
             --------------------------------------------------- -----------
Preferred Stocks--0.9%
----------------------------------------------------------------
             Austria--0.7%
             ---------------------------------------------------
   28,200 (a)Bank Austria AG, Pfd.                                 1,152,133
             --------------------------------------------------- -----------
             Germany--0.2%
             ---------------------------------------------------
    5,748 (a)Pro Sieben Media AG, Preference                         275,748
             --------------------------------------------------- -----------
               Total Preferred Stocks (identified
               cost $1,205,908)                                    1,427,881
             --------------------------------------------------- -----------
(b) Repurchase Agreement--4.0%
----------------------------------------------------------------
$6,635,000   BT Securities Corp., 5.73%, dated 11/28/1997,
             due 12/1/1997 (at amortized cost)  6,635,000
             --------------------------------------------------- -----------
               Total Investments (identified cost
               $148,452,766)(c)                                 $167,971,775
             --------------------------------------------------- -----------

 (a) Non-income producing security.
 (b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
 (c) The cost of investments for federal tax purposes amounts to $148,680,826. The net unrealized appreciation of investments on a federal tax basis amounts to $19,290,949 which is comprised of $20,984,350 appreciation and $1,693,401 depreciation at November 30, 1997.




Note: The categories of investments are shown as a percentage of net assets
      ($167,328,194) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
GDR--Global Depository Receipt
PLC--Public Limited Company




(See Notes which are an integral part of the Financial Statements)




Federated International Equity Fund
Statement of Assets and Liabilities

November 30, 1997

Assets:
--------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost
$148,452,766 and tax cost 148,680,826)                                                   $167,971,775
--------------------------------------------------------------------------------------
Cash                                                                                            1,340
--------------------------------------------------------------------------------------
Cash denominated in foreign currencies (at identified cost $20,328)                            20,328
--------------------------------------------------------------------------------------
Income receivable                                                                             441,446
--------------------------------------------------------------------------------------
Receivable for investments sold                                                             4,005,398
--------------------------------------------------------------------------------------
Receivable for shares sold                                                                    198,808
--------------------------------------------------------------------------------------   ------------
   Total assets                                                                           172,639,095
--------------------------------------------------------------------------------------
Liabilities:
------------------------------------------------------------------------
Payable for investments purchased                                            2,082,406
------------------------------------------------------------------------
Payable for shares redeemed                                                  3,018,607
------------------------------------------------------------------------
Net payable for foreign currency exchange contracts purchased                    5,063
------------------------------------------------------------------------
Payable for taxes withheld                                                      21,900
------------------------------------------------------------------------
Accrued expenses                                                               182,925
------------------------------------------------------------------------
   Total liabilities                                                                        5,310,901
--------------------------------------------------------------------------------------   ------------
Net Assets for 9,384,822 shares outstanding                                              $167,328,194
--------------------------------------------------------------------------------------   ------------
Net Assets Consist of:
--------------------------------------------------------------------------------------
Paid in capital                                                                          $136,972,561
--------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets and
liabilities in foreign currency                                                            19,485,253
--------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency
transactions                                                                               12,680,273
--------------------------------------------------------------------------------------
Distributions in excess of net investment income                                           (1,809,893)
--------------------------------------------------------------------------------------   ------------
   Total Net Assets                                                                      $167,328,194
--------------------------------------------------------------------------------------   ------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
--------------------------------------------------------------------------------------
Class A Shares:
--------------------------------------------------------------------------------------
Net Asset Value Per Share ($134,857,913 / 7,521,487 shares outstanding)                        $17.93
--------------------------------------------------------------------------------------   ------------
Offering Price Per Share (100/94.50 of $17.93)*                                                $18.97
--------------------------------------------------------------------------------------   ------------
Redemption Proceeds Per Share                                                                  $17.93
--------------------------------------------------------------------------------------   ------------
Class B Shares:
--------------------------------------------------------------------------------------
Net Asset Value Per Share ($23,628,922 / 1,351,711 shares outstanding)                         $17.48
--------------------------------------------------------------------------------------   ------------
Offering Price Per Share                                                                       $17.48
--------------------------------------------------------------------------------------   ------------
Redemption Proceeds Per Share (94.50/100 of $17.48)**                                          $16.52
--------------------------------------------------------------------------------------   ------------
Class C Shares:
--------------------------------------------------------------------------------------
Net Asset Value Per Share ($8,841,359 / 511,624 shares outstanding)                            $17.28
--------------------------------------------------------------------------------------   ------------
Offering Price Per Share                                                                       $17.28
--------------------------------------------------------------------------------------   ------------
Redemption Proceeds Per Share (99.00/100 of $17.28)**                                          $17.11
--------------------------------------------------------------------------------------   ------------

  * See "Investing in the Funds" in the Prospectus.
 ** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)




Federated International Equity Fund
Statement of Operations

Year Ended November 30, 1997


Investment Income:
---------------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $441,681)                                                       $ 3,116,430
---------------------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $1)                                                                  248,237
---------------------------------------------------------------------------------------------------------   -----------
   Total income                                                                                               3,364,667
---------------------------------------------------------------------------------------------------------
Expenses:
------------------------------------------------------------------------------------------
Investment advisory fee                                                                     $  1,732,925
------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                        185,000
------------------------------------------------------------------------------------------
Custodian fees                                                                                   218,783
------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                         305,201
------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                          7,360
------------------------------------------------------------------------------------------
Auditing fees                                                                                     28,294
------------------------------------------------------------------------------------------
Legal fees                                                                                         6,361
------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                         92,005
------------------------------------------------------------------------------------------
Distribution services fee--Class B Shares                                                        154,605
------------------------------------------------------------------------------------------
Distribution services fee--Class C Shares                                                         57,956
------------------------------------------------------------------------------------------
Shareholder services fee--Class A Shares                                                         362,378
------------------------------------------------------------------------------------------
Shareholder services fee--Class B Shares                                                          51,535
------------------------------------------------------------------------------------------
Shareholder services fee--Class C Shares                                                          19,319
------------------------------------------------------------------------------------------
Share registration costs                                                                          35,496
------------------------------------------------------------------------------------------
Printing and postage                                                                              76,147
------------------------------------------------------------------------------------------
Insurance premiums                                                                                 4,202
------------------------------------------------------------------------------------------
Taxes                                                                                              4,226
------------------------------------------------------------------------------------------
Miscellaneous                                                                                      5,252
------------------------------------------------------------------------------------------   -----------
   Total expenses                                                                              3,347,045
------------------------------------------------------------------------------------------
Waivers --
------------------------------------------------------------------------------------------
Waiver of shareholder services fee--Class A Shares                                              (149,924)
------------------------------------------------------------------------------------------   ------------
    Net expenses                                                                                              3,197,121
---------------------------------------------------------------------------------------------------------   -----------
    Net investment income                                                                                       167,546
---------------------------------------------------------------------------------------------------------   -----------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
---------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions
(net of foreign taxes withheld of $5,811)                                                                    10,781,853
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and
liabilities in foreign currency                                                                               1,272,361
---------------------------------------------------------------------------------------------------------   -----------
   Net realized and unrealized gain on investments and foreign currency                                      12,054,214
---------------------------------------------------------------------------------------------------------   -----------
    Change in net assets resulting from operations                                                          $12,221,760
---------------------------------------------------------------------------------------------------------   -----------

(See Notes which are an integral part of the Financial Statements)




Federated International Equity Fund
Statement of Changes in Net Assets

                                                                                                       Year Ended
                                                                                                       November 30,
                                                                                                  1997            1996
Increase (Decrease) in Net Assets:
----------------------------------------------------------------------------------------
Operations--
----------------------------------------------------------------------------------------
ONet investment income                                                                      $     167,546      $117,810
----------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions ($12,740,309 and $5,135,689 gain,
 respectively, as computed for federal tax purposes)                                          10,781,853      4,131,728
----------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments
and translation of assets and liabilities in foreign currency                                  1,272,361      11,785,397
----------------------------------------------------------------------------------------    ------------      ----------
   Change in net assets resulting from operations                                             12,221,760      16,034,935
----------------------------------------------------------------------------------------    ------------      ----------
Distributions to Shareholders--
----------------------------------------------------------------------------------------
Distributions from net investment income
----------------------------------------------------------------------------------------
   Class A Shares                                                                                 --           (919,568)
----------------------------------------------------------------------------------------
   Class B Shares                                                                                 --               (194)
----------------------------------------------------------------------------------------
   Class C Shares                                                                                 --               (155)
----------------------------------------------------------------------------------------
Distributions from net realized gains on investments and
foreign currency transactions
----------------------------------------------------------------------------------------
   Class A Shares                                                                             (3,655,308)   (19,980,524)
----------------------------------------------------------------------------------------
   Class B Shares                                                                               (386,187)      (726,598)
----------------------------------------------------------------------------------------
   Class C Shares                                                                               (169,128)      (780,198)
----------------------------------------------------------------------------------------    ------------   ------------
    Change in net assets resulting from distributions to shareholders                         (4,210,623)   (22,407,237)
----------------------------------------------------------------------------------------    ------------   ------------
Share Transactions--
----------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                 226,245,226    146,615,463
----------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                                                      2,860,246     12,142,035
----------------------------------------------------------------------------------------
Cost of shares redeemed                                                                     (267,012,751)  (160,588,761)
----------------------------------------------------------------------------------------    ------------   ------------
   Change in net assets resulting from share transactions                                    (37,907,279)    (1,831,263)
----------------------------------------------------------------------------------------    ------------   ------------
    Change in net assets                                                                     (29,896,142)    (8,203,565)
----------------------------------------------------------------------------------------
Net Assets:
----------------------------------------------------------------------------------------
Beginning of period                                                                          197,224,336    205,427,901
----------------------------------------------------------------------------------------    ------------   ------------
End of period                                                                             $  167,328,194 $   197,224,336
----------------------------------------------------------------------------------------    ------------   ------------


(See Notes which are an integral part of the Financial Statements)


Federated International Equity Fund
Financial Highlights--Class A Shares

(For a share outstanding throughout each period)

                                                                                      Year Ended November 30,
                                                         1997            1996                   1995          1994          1993
Net asset value, beginning of period                 $  17.32        $  17.89         $      18.53   $     16.49 $14.09
---------------------------------------------------
Income from investment operations
---------------------------------------------------
   Net investment income                                 0.04*           0.03           0.09          0.15          0.06
---------------------------------------------------
   Net realized and unrealized gain (loss)
    on investments and foreign currency                  0.95            1.38           0.17          1.96          2.53
---------------------------------------------------    ------          ------         ------        ------        ------
   Total from investment operations                      0.99            1.41           0.26          2.11          2.59
---------------------------------------------------    ------          ------         ------        ------        ------
Less distributions
---------------------------------------------------
   Distributions from net investment income                --           (0.09)       (0.003)        (0.07)        (0.06)
---------------------------------------------------
   Distributions excess of net investment income(a)        --              --            --            --         (0.13)
---------------------------------------------------    ------          ------         ------        ------        ------
   Total distributions from net investment income          --           (0.09)       (0.003)        (0.07)        (0.19)
---------------------------------------------------    ------          ------         ------        ------        ------
   Distributions from net realized gain on
   investments and foreign currency transactions        (0.38)          (1.89)        (0.90)           --            --
---------------------------------------------------    ------          ------         ------        ------        ------
   Total distributions                                  (0.38)          (1.98)        (0.90)        (0.07)        (0.19)
---------------------------------------------------    ------          ------        ------        ------        ------
Net asset value, end of period                       $  17.93        $  17.32    $    17.89   $     18.53   $     16.49
---------------------------------------------------    ------          ------         ------        ------        ------
Total return(b)                                          5.89%           8.63%          1.60%        12.82%        18.52
---------------------------------------------------
Ratios to average net assets
---------------------------------------------------
   Expenses                                              1.71%           1.68%         1.57%         1.61%         1.60%
---------------------------------------------------
   Net investment income                                 0.23%           0.15%         0.42%           --          0.13%
---------------------------------------------------
   Expense waiver/reimbursement(c)                       0.10%           0.15%         0.18%           --          0.01%
---------------------------------------------------
Supplemental data
---------------------------------------------------
   Net assets, end of period (000 omitted)           $134,858        $172,938     $191,911   $   261,178   $   192,860
---------------------------------------------------
   Average commission rate paid(d)                   $ 0.0032        $ 0.0018            --            --            --
---------------------------------------------------
   Portfolio turnover                                     210%            119%          166%           73%           74%
---------------------------------------------------

 *  Amount based on average outstanding Shares.
(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)


Federated International Equity Fund
Financial Highlights--Class B Shares
(For a share outstanding throughout each period)

                                                                                   Year Ended November 30,
                                                                           1997       1996        1995         1994(a)
Net asset value, beginning of period                                  $   17.04    $ 17.70      $18.50    $   19.61
-------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------
 Net investment loss                                                      (0.10)**   (0.03)      (0.08)       (0.01)
-------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments and
 foreign currency                                                          0.92       1.26        0.18        (1.10)
-------------------------------------------------------------------      ------     ------      ------       ------
 Total from investment operations                                          0.82       1.23        0.10        (1.11)
-------------------------------------------------------------------      ------     ------      ------       ------
Less distributions
-------------------------------------------------------------------
 Distributions from net investment income                                    --      (0.00)(b)      --           --
-------------------------------------------------------------------
 Distributions from net realized gain on investments
 and foreign currency transactions                                        (0.38)     (1.89)      (0.90)          --
-------------------------------------------------------------------      ------     ------      ------       ------
 Total distributions                                                      (0.38)     (1.89)      (0.90)          --
-------------------------------------------------------------------      ------     ------      ------       ------
Net asset value, end of period                                        $   17.48    $ 17.04      $17.70    $   18.50
-------------------------------------------------------------------      ------     ------      ------       ------
Total return(c)                                                            4.97%      7.59%       0.68%       (5.27%)
-------------------------------------------------------------------
Ratios to average net assets
-------------------------------------------------------------------
 Expenses                                                                  2.56%      2.58%       2.52%      2.59%*
-------------------------------------------------------------------
 Net investment income                                                    (0.59%)    (0.74%)     (0.52%)   (0.88%)*
-------------------------------------------------------------------
Supplemental data
-------------------------------------------------------------------
 Net assets, end of period (000 omitted)                              $  23,629    $16,707      $6,370    $   1,214
-------------------------------------------------------------------
 Average commission rate paid(d)                                      $  0.0032    $0.0018          --           --
-------------------------------------------------------------------
 Portfolio turnover                                                         210%       119%        166%          73%
-------------------------------------------------------------------

 * Computed on an annualized basis.
** Amount based on average outstanding Shares.
(a) Reflects operations for the period from September 19, 1994 (start of business) to November 30, 1994.
(b) Distributions from net investment income is less than $0.01 per share. (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.


(See Notes which are an integral part of the Financial Statements)



Federated International Equity Fund
Financial Highlights--Class C Shares

(For a share outstanding throughout each period)

                                                                                         Year Ended November 30,
                                                                           1997       1996       1995        1994     1993(a)
Net asset value, beginning of period                                  $   16.85    $ 17.50     $18.30    $16.41$ 14.88
-------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------
  Net investment loss                                                  (0.11)**      (0.10)     (0.12) (0.05)    (0.04)
-------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
-------------------------------------------------------------------
  investments and foreign currency                                         0.92       1.34       0.22        1.98  1.57
-------------------------------------------------------------------      ------     ------     ------      ------ -----
  Total from investment operations                                         0.81       1.24       0.10        1.93  1.53
-------------------------------------------------------------------      ------     ------     ------      ------ -----
Less distributions
  Distributions from net investment income                                   --    0.00(b)     (0.00)(b)       --    --
  Distributions in excess of net investment income(c)                        --         --         --       (0.04)   --
-------------------------------------------------------------------      ------     ------     ------      ------ -----
  Total distributions from net investment income                             --       0.00      (0.00)      (0.04)   --
-------------------------------------------------------------------      ------     ------     ------      ------ -----
  Distributions from net realized gain on
  investments and foreign currency transactions                           (0.38)     (1.89)     (0.90)       0.00  0.00
-------------------------------------------------------------------      ------     ------     ------      ------ -----
  Total distributions                                                     (0.38)     (1.89)     (0.90)      (0.04) 0.00
-------------------------------------------------------------------      ------     ------     ------      ------ -----
Net asset value, end of period                                        $   17.28    $ 16.85     $17.50      $18.30 $16.41
-------------------------------------------------------------------      ------     ------     ------      ------  ----
Total return(d)                                                            4.96%      7.75%      0.69%      11.75%10.28%
-------------------------------------------------------------------
Ratios to average net assets
-------------------------------------------------------------------
  Expenses                                                                 2.56%      2.57%      2.46%     2.55% 2.57%*
-------------------------------------------------------------------
  Net investment income                                                   (0.67%)    (0.72%)    (0.47%)  (0.91%)(1.10%)*
-------------------------------------------------------------------
  Expense waiver/reimbursement(e)                                          0.00%      0.01%      0.04%     0.00% 0.01%*
-------------------------------------------------------------------
Supplemental data
-------------------------------------------------------------------
  Net assets, end of period (000 omitted)                             $   8,841    $ 7,580     $7,146  $8,836 $   2,852
-------------------------------------------------------------------
  Average commission rate paid(f)                                     $  0.0032    $0.0018         --          --    --
-------------------------------------------------------------------
  Portfolio turnover                                                        210%       119%       166%         73%   74%
-------------------------------------------------------------------

   * Computed on an annualized basis.
 **  Amount based on average outstanding Shares.
 (a) Reflects operations for the period from March 31, 1993 (start of business) to November 30, 1993.
 (b) Distributions from net investment income is less than $0.01 per share. (c) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal income tax purposes.
 (d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
 (e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
 (f) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.



(See Notes which are an integral part of the Financial Statements)



Federated International Equity Fund
Notes to Financial Statements
November 30, 1997


1.   Organization

International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Fund's objective is to obtain a total return on its assets.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   Investment Valuations--Listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over the counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

   Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

                     Increase (Decrease)
                                         Undistributed Net
                                             Investment
                        Accumulated      Income/Accumulated
                       Net Realized  Distributions in Excess of
   Paid-In Capital      Gain/Loss      Net Investment Income
        $10,726        $1,942,318          ($1,953,044)

   Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

   Federal Taxes--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

   When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   Foreign Exchange Contracts--The Fund may enter into forward foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Risks may arise upon entering these contracts from the potential inability of counter-parts to meet the terms of their contracts and from unanticipated movements in security prices and foreign exchange rates. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

   At November 30, 1997, the Fund had outstanding forward commitments set forth below:

                                                                                        Unrealized
                                   Contracts to                        Contracts at    Appreciation
   Settlement Date                Deliver/Receive     In Exchange For      Value      (Depreciation)
   Sales
   December 9, 1997                  10,486,053
                                Austrian Schilling       $  843,608     $  845,002        ($1,394)
   December 1, 1997                   3,925,787
                                  Finnish Markka         $  734,753     $  736,359        ($1,606)
   Purchases
   December 1, 1997                    227,792
                                    Swiss Franc          $  160,079     $  159,765          ($314)
   December 1, 1997                    833,537
                                  Pound Sterling         $1,409,510     $1,407,761        ($1,749)
   Net Unrealized Depreciation on Forward Commitments                                     ($5,063)

   Foreign Currency Translation--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

   Other--Investment transactions are accounted for on the trade date.

3.    Capital Stock

At November 30, 1997, par value shares ($0.0001 per share) authorized were as follows:

                           Number of Par Value
Class Name               Capital Stock Authorized
Class A                         500,000,000
Class B                         500,000,000
Class C                         500,000,000
 Total                        1,500,000,000

Transactions in capital stock were as follows:

                                                                               Year Ended November 30,
                                                                          1997                         1996
Class A Shares                                                    Shares         Amount         Shares        Amount
Shares sold                                                     11,656,518   $ 203,925,963    7,740,149   $ 131,449,303
Shares issued to shareholders in
payment of distributions declared                                  138,301       2,327,602      679,782      11,012,713
Shares redeemed                                                (14,255,933)   (251,791,018)  (9,162,907)   (155,388,757)
 Net change resulting from
 Class A Share transactions                                     (2,461,114)  $ (45,537,453)    (742,976)  $ (12,926,741)

Year Ended November 30,

                                                                            1997                         1996
Class B Shares                                                      Shares       Amount         Shares        Amount
Shares sold                                                        788,772   $  13,786,500      728,125   $  12,265,060
Shares issued to shareholders in
payment of distributions declared                                   22,438         371,580       40,410         649,796
Shares redeemed                                                   (440,071)     (7,739,343)    (147,816)     (2,473,361)
 Net change resulting from
 Class B Share transactions                                        371,139   $   6,418,737      620,719   $  10,441,495

                                                                                 Year Ended November 30,
                                                                            1997                         1996
Class C Shares                                                     Shares         Amount         Shares        Amount
Shares sold                                                        482,587   $   8,532,763      177,534   $   2,901,100
Shares issued to shareholders in
payment of distributions declared                                    9,851         161,064       30,197         479,526
Shares redeemed                                                   (430,628)     (7,482,390)    (166,212)     (2,726,643)
 Net change resulting from
 Class C Share transactions                                         61,810   $   1,211,437       41,519   $     653,983
  Net change resulting from
  share transactions                                            (2,028,165)  $ (37,907,279)     (80,738)  $  (1,831,263)

4. Investment Advisory Fee and Other Transactions with Affiliates

   Investment Advisory Fee--Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets.

   Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Corporation's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                          Percentage
                       of Average Daily
   Share Class Name   Net Assets of Class
   Class B Shares           0.75%
   Class C Shares           0.75%

   Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

   Transfer and Dividend Disbursing Agent Fees and Expenses--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   Portfolio Accounting Fees--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   General--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5.   Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

Purchases                                              $344,860,688
Sales                                                  $402,935,987

6.   Concentration of Credit Risk

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of industries was as follows:

                                                 Percentage of
Industry                                          Net Assets
Aerospace & Military
Technology                                            1.0
Agency                                                0.0
Automotive                                            0.5
Banking                                              20.3
Basic Industry                                        0.0
Beverage & Tobacco                                    3.0
Broadcast Radio & T.V.                                3.0
Building Materials &
Components                                            0.0
Business & Public Services                            2.8
Business Equipment & Services                         0.0
Cable Television                                      0.0
Chemicals & Plastics                                  2.5
Clothing & Textiles                                   0.0
Construction & Housing                                0.4
Consumer Durables                                     0.0
Consumer Non-Durables                                 0.0
Consumer Products                                     0.0
Data Processing and
Reproduction                                          0.5
Ecological Services &
Equipment                                             0.0
Electric Utilities                                    0.0
Electrical & Electronics                              5.3
Electronics                                           0.7
Energy Minerals                                       1.1
Energy Sources                                        6.7
Finance                                               0.0
Financial Intermediaries                              0.0
Financial Services                                    3.8
Food & Drug Retailers                                 0.0
Food & Household Products                             7.8
Forest Products & Paper                               0.0
Government Agency
Healthcare                                            6.7
Industrial Components                                 1.0
Industrial Products &
Equipment                                             0.0
Insurance                                             4.5
Leisure & Entertainment                               1.8
Machinery & Engineering                               2.7
Machinery & Equipment                                 0.0
Manufacturing                                         0.5
Metals & Mining                                       0.0
Metals--Steel                                         0.0
Miscellaneous Materials
& Commodities                                         1.1
Multi-Industry                                        1.1
Natural Gas Distribution                              0.0
Oil & Gas                                             0.0
Printing & Publishing                                 0.0
Producer Manufacturing                                0.0
Real Estate                                           0.0
Recreation, Other
Consumer Goods                                        3.3
Retail Trade                                          0.0
Services                                              0.0
Sovereign                                             0.0
Sovereign Government                                  0.0
State & Provincial                                    0.0
Surface Transportation                                0.0
Technology                                            0.0
Telecommunications & Cellular                         7.9
Tobacco                                               1.1
Transportation--Shipping                              0.2
Utilities                                             4.0
Report of Independent Public Accountants



To the Shareholders and Board of Directors of INTERNATIONAL SERIES, INC.
(Federated International Equity Fund):

We have audited the accompanying statement of assets and liabilities of Federated International Equity Fund (an investment portfolio of International Series, Inc., a Maryland corporation), including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Equity Fund, an investment portfolio of International Series, Inc., as of November 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                               ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 15, 1998







John F. Donahue            John F. Donahue
                            Chairman
Thomas G. Bigley           Glen R. Johnson
                            President
John T. Conroy, Jr.        J. Christopher Donahue
                            Executive Vice President
William J. Copeland        Edward C. Gonzales
                            Executive Vice President
James E. Dowd              John W. McGonigle
                            Executive Vice President, Treasurer, and Secretary
Lawrence D. Ellis, M.D.    Richard B. Fisher
                            Vice President
Edward L. Flaherty, Jr.    Karen M. Brownlee
                            Assistant Secretary
Peter E. Madden

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses, which contains facts concerning its objective and policies, management fees, expenses, and other information.






[LOGO OF FEDERATED INVESTORS]

Federated Securities Corp., Distributor

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

----------------------------
 www.federatedinvestors.com
----------------------------

Cusip 46031P308
Cusip 46031P407
Cusip 46031P605
G00267-01 (1/98)






[LOGO] FEDERATED INVESTORS

       Federated
       International
       Income Fund


       7th Annual Report

       November 30, 1997

       Established 1991



President's Message

--------------------------------------------------------------------------------

Dear Shareholder:

Federated International Income Fund was established in 1991, and I am pleased to present the Seventh Annual Report for the fund which covers the fiscal year reporting period from December 1, 1996 to November 30, 1997.

This report begins with a discussion with the portfolio manager, Robert Kowit, Vice President, Federated Global Research Corp. Following his discussion are three additional items of shareholder interest: a series of graphs showing long-term investment performance, a complete listing of the fund's diversified international bond holdings, and the fund's financial statements.

The fund's assets of $200 million were invested in high-quality debt issues of 14 countries to provide generous quarterly income and capital appreciation.*

During the reporting period, the fund's total return performance was consistent with that of the overall international bond market, which was impacted by a very strong U.S. dollar. The fund's strong level of income helped temper a decline in net asset value. While negative periods are to be expected in international and domestic investing, the fund has been paying a healthy level of income since its inception more than six years ago, and its annualized total return has been positive over the long-term. A review of performance for each share class is shown below.**

                   Total                   Net Asset
                   Return   Income       Value Movement
Class A Shares     (3.70%)   $0.83  $11.92 to $10.65 = (10%)
Class B Shares     (4.43%)   $0.75  $11.89 to $10.62 = (10%)
Class C Shares     (4.42%)   $0.74  $11.89 to $10.63 = (10%)

Thank you for joining the growing number of shareholders who have chosen to diversify their fixed-income assets internationally through this fund.

 * International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (8.02%), (9.65%), and (5.41%), respectively.

--------------------------------------------------------------------------------

Remember, adding to your account and reinvesting your quarterly dividends in additional shares is a convenient way to "pay yourself first" and enjoy the benefit of compounding.+

As always, we welcome your comments and suggestions.

Sincerely,

/s/ Glen R. Johnson

Glen R. Johnson
President
January 15, 1998

+ Systematic investing does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.


Investment Review

--------------------------------------------------------------------------------

[PHOTO OF ROBERT KOWIT]

Robert Kowit
Vice President
Federated Global Research
Corp.

Q What are your comments on the international bond market, which performed well in local currency terms, but suffered in terms of U.S. dollar returns?

A International bonds in 1997 posted some of their most dramatic differentials between performance in local currency terms and U.S. dollars, as the January 1, 1997 through November 30, 1997 returns of these countries illustrate.

                    Local        U.S.
Country*           Return    Dollar Return
      Australia     12.99%     (7.30%)
      Denmark        9.39%     (5.74%)
      Germany        6.28%     (8.90%)
      Italy         14.45%     (1.57%)
      Japan          7.21%     (4.29%)

Q In this environment, how did Federated International Income Fund perform for shareholders over the one-year reporting period ended November 30, 1997?

A The fund's returns were consistent with the (3.38%) return of the overall international bond market, as measured by the J.P. Morgan Non-Dollar Bond Index.** Total returns based on net asset value were: Class A Shares, (3.70%); Class B Shares, (4.43%); and Class C Shares, (4.42%).+

Q Although total return was weakened by a decline in net asset value, the fund continued to pay a healthy income stream. What was the total income paid per share during the 12-month reporting period?

A The fund's income stream totaled $0.83 per share for Class A Shares, $0.75 per share for Class B Shares, and $0.74 per share for Class C Shares.

 * Source: J.P. Morgan.

** The J.P. Morgan Non-Dollar Bond Index is a total return, unmanaged trade-weighted of over 360 government and high-grade bonds in 12 developed countries. Investments cannot be made in an index.

 + Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (8.02%), (9.65%), and (5.41%), respectively.

--------------------------------------------------------------------------------

Q What countries were emphasized in the portfolio's high-quality bond holdings as of November 30, 1997?

A Half of the fund's holdings were concentrated among Germany, the United Kingdom, Japan, and Canada. The balance was spread across other countries as indicated below:

                         Percentage
      Country           of Net Assets
      Germany              23.5%
      Japan                11.9%
      United Kingdom       10.5%
      France                8.3%
      Italy                 7.6%
      Denmark               6.3%
      Canada                6.1%
      Spain                 4.5%
      Australia             4.4%
      New Zealand           3.6%
      Sweden                3.5%
      Greece                2.9%
      Norway                2.6%
      Portugal              2.2%
      Other                 2.1%

Q While 1997 did not live up to its promise as a favorable year for international bond returns, do you foresee an improved environment as we enter 1998?

A We expect that the Asian currency crisis will cause economic slowdown and possible recession in the region and could cut global growth. This should remove even the slightest possibility of inflation and make international bonds even more attractive. International bond markets still have much steeper yield curves than U.S. bond markets (which means international bonds are rewarding investors with higher yields for assuming the risk associated with longer maturity securities) and look relatively attractive. Most currencies should start to strengthen against the dollar as the Asian currency crisis is resolved, and European growth begins to accelerate.


Two Ways You May Seek to Invest for Success in
Federated International Income Fund

--------------------------------------------------------------------------------

Initial Investment:

If you had made an initial investment of $7,000 in the Class A Shares of Federated International Income Fund on 6/4/91, reinvested dividends and capital gains, and didn't redeem any shares, your account would have been worth $11,796 on 11/30/97. You would have earned a 8.38%* average annual total return for the six-year investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

  As of 12/31/97, the Class A Shares' average annual 1-year, 5-year and since inception (6/4/91) total returns were (9.25%), 7.42%, and 8.02%, respectively. Class B Shares' average annual 1-year and since inception (9/28/94) total returns were (10.90%) and 6.09%, respectively. Class C Shares' average annual 1-year and since inception (4/1/93) total returns were (6.68%) and 7.91%, respectively.**

[GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX FIIF1]

 * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares.

   Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 4.50% sales charge for Class A
   Shares, the 5.50% contingent deferred sales charge for Class B Shares and the 1.00% contingent deferred sales charge for Class C Shares.

Federated International Income Fund

--------------------------------------------------------------------------------

One Step at a Time:

$1,000 invested each year over five years (reinvesting all dividends and capital gains) grew to $8,756.

With this approach, the key is consistency.
                               -----------
If you had started investing $1,000 annually in the Class A Shares of Federated International Income Fund on 6/4/91, reinvested your dividends and capital gains and didn't redeem any shares, you would have invested only $7,000, but your account would have reached a total value of $8,756* by 11/30/97. You would have earned an average annual total return of 6.50%.

A practical investment plan helps you pursue a high level of income by investing in high-quality debt securities primarily in foreign currencies. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX FIIF2]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

Federated International Income Fund
Hypothetical Investor Profile:
Investing for a High Level of Income from Abroad

--------------------------------------------------------------------------------

The Griffins--Bob, Nancy and Cal--are a single-income suburban family. Bob and Nancy don't regard public schools very highly and are building a nest egg for Cal's private school education.

They've added $2,000 every year to their initial $10,000 investment in Federated International Income Fund made on June 4, 1991, and as of November 30, 1997, their account totaled $30,994, giving them an annual total return of 7.55%.*

Now they don't feel they need to worry about the quality of Cal's education, and Bob figures his son will get to college even if he never does learn to catch a football.

The couple is fictional, but the figures are real.

[GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX FIIF3]

* This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.


Federated International Income Fund
(Class A Shares)

--------------------------------------------------------------------------------

Growth of $10,000 Invested in Federated International Income Fund
(Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Income Fund (Class A Shares) (the "Fund") from June 4, 1991 (start of performance) to November 30, 1997 compared to the JP Morgan Global Traded Index Excluding U.S. (JPMGXUS).+

[GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX FIIF4]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of income earned on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The JPMGXUS is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


Federated International Income Fund
(Class B Shares)

--------------------------------------------------------------------------------

Growth of $10,000 Invested in Federated International Income Fund
(Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Income Fund (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to November 30, 1997 compared to the JP Morgan Global Traded Index Excluding U.S. (JPMGXUS).+

[GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX FIIF5]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than 4 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of income earned on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The JPMGXUS is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


Federated International Income Fund
(Class C Shares)

--------------------------------------------------------------------------------

Growth of $10,000 Invested in Federated International Income Fund
(Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Income Fund (Class C Shares) (the "Fund") from April 1, 1993 (start of performance) to November 30, 1997 compared to the JP Morgan Global Traded Index Excluding U.S. (JPMGXUS).+

[GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX FIIF6]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The JPMGXUS is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

Federated International Income Fund
Portfolio of Investments
--------------------------------------------------------------------------------
November 30, 1997


   Foreign                                                                                       Value
   Currency                                                                  Credit              in U.S.
  Par Amount                                                                 Rating*             Dollars
--------------    ------------------------------------------------------   -----------        -------------
Bonds--94.8%
------------------------------------------------------------------------
Australian Dollar--4.3%
------------------------------------------------------------------------
                  Agency--2.4%
                  ------------------------------------------------------
     7,000,000    Federal National Mortgage Association, Series EMTN,
                  6.50%, 7/10/2002                                             AAA            $  4,878,538
                  ------------------------------------------------------                      ------------
                  State/Provincial--1.9%
                  ------------------------------------------------------
     5,500,000    New South Wales Treasury, Local Gov't. Guarantee,
                  6.50%, 5/1/2006                                             AAA/NR             3,776,333
                  ------------------------------------------------------                      ------------
                    Total Australian Dollar                                                      8,654,871
                  ------------------------------------------------------                      ------------
British Pound--10.2%
------------------------------------------------------------------------
                  Financial Intermediaries--5.5%
                  ------------------------------------------------------
     4,000,000    Alliance & Leicester BLD, Sub., 8.75%, 12/7/2006              A3               7,296,053
                  ------------------------------------------------------
     2,000,000    Landbk Hessen - Thueringen, Sub. Note, 9.00%, 9/6/2004      AAA/Aaa            3,673,360
                  ------------------------------------------------------                      ------------
                    Total                                                                       10,969,413
                  ------------------------------------------------------                      ------------
                  Retailers--3.7%
                  ------------------------------------------------------
     4,250,000    Kingfisher PLC, 8.125%, 2/14/2007                            A-/A3             7,478,401
                  ------------------------------------------------------                      ------------
                  Sovereign--1.0%
                  ------------------------------------------------------
     1,000,000    United Kingdom Treasury, Foreign Gov't. Guarantee,
                  11.75%, 1/22/2007                                             Aaa              2,043,570
                  ------------------------------------------------------                      ------------
                    Total British Pound                                                         20,491,384
                  ------------------------------------------------------                      ------------
Canadian Dollar--5.9%
------------------------------------------------------------------------
                  Agency--2.6%
                  ------------------------------------------------------
     5,500,000    Quebec, Province of, Deb., 9.375%, 1/16/2023                 A+/A2             5,261,172
                  ------------------------------------------------------                      ------------
                  Sovereign--2.9%
                  ------------------------------------------------------
     6,500,000    Canada, Government of, Deb., 8.00%, 6/1/2023                AAA/Aa1            5,791,058
                  ------------------------------------------------------                      ------------
                  State/Provincial--0.4%
                  ------------------------------------------------------
     1,000,000    Metro Toronto, Deb., 7.40%, 9/27/2006                        AA+                 779,780
                  ------------------------------------------------------                      ------------
                    Total Canadian Dollar                                                       11,832,010
                  ------------------------------------------------------                      ------------
Danish Krone--6.0%
------------------------------------------------------------------------
                  Financial Intermediaries--3.9%
                  ------------------------------------------------------
    51,164,000    Nykredit, Mtg. Bond, 8.00%, 10/1/2026                      AA-/NR              7,938,636
                  ------------------------------------------------------                      ------------
                  Sovereign--2.1%
                  ------------------------------------------------------

    25,000,000    Denmark, Bond, 8.00%, 3/15/2006                            AAA/Aaa             4,254,067
                  ------------------------------------------------------                      ------------
                    Total Danish Krone                                                          12,192,703
                  ------------------------------------------------------                      ------------
European Currency Unit (ecu)--8.0%
------------------------------------------------------------------------
                  Sovereign--8.0%
                  ------------------------------------------------------
     5,400,000    France (Govt of), Bond, 7.00%, 4/25/2006                    AAA                6,634,193
                  ------------------------------------------------------                      ------------
     7,500,000    France O.A.T., Bond, 7.50%, 4/25/2005                      AAA/Aaa             9,445,828
                  ------------------------------------------------------                      ------------
                    Total European Currency Unit                                                16,080,021
                  ------------------------------------------------------                      ------------
German Mark--22.7%
------------------------------------------------------------------------
                  Agency--10.4%
                  ------------------------------------------------------
    13,000,000    Export-Import Bank Japan, Foreign Gov't. Guarantee,
                  6.50%, 5/19/2000                                           AAA/Aaa             7,692,373
                  ------------------------------------------------------                      ------------
    15,000,000    KFW International Finance, Bank Guarantee,
                  6.75%, 6/20/2005                                           AAA/Aaa             9,101,219
                  ------------------------------------------------------                      ------------
     7,000,000    Kredit Wiederauf, Bond, 6.00%, 2/9/2006                    AAA/Aaa             4,094,018
                    Total                                                                       20,887,610
                  ------------------------------------------------------                      ------------
                  Financial Intermediaries--3.7%
                  ------------------------------------------------------
     7,500,000    Baden Wurt L-Finance NV, Bank Guarantee,
                  6.75%, 6/22/2005                                           AAA/Aaa             4,563,368
                  ------------------------------------------------------                      ------------
     5,000,000    Deutsche Genossen-Hypobk, Sec. Fac. Bond,
                  Series 758, 5.75%, 1/22/2007                                 NR                2,866,459
                  ------------------------------------------------------                      ------------
                    Total                                                                        7,429,827
                  ------------------------------------------------------                      ------------
                  Sovereign--8.6%
                  ------------------------------------------------------
    14,000,000    Deutschland Republic, Bond, 6.00%, 6/20/2016                 AAA               8,074,511
                  ------------------------------------------------------                      ------------
     8,000,000    Germany (Fed Republic), 6.50%, 7/15/2003                   AAA/Aaa             4,827,672
                  ------------------------------------------------------                      ------------
     7,500,000    Tennessee Valley Authority, Bond, 6.375%, 9/18/2006          Aaa               4,459,172
                  ------------------------------------------------------                      ------------
                    Total                                                                       17,361,355
                  ------------------------------------------------------                      ------------
                    Total German Mark                                                           45,678,792
                  ------------------------------------------------------                      ------------
Greek Drachma--2.9%
------------------------------------------------------------------------
                  Sovereign--2.9%
                  ------------------------------------------------------
 1,000,000,000    Hellenic Republic, 9.20%, 10/31/2002                         A2                3,159,226
                  ------------------------------------------------------                      ------------
   750,000,000    Hellenic Republic, Bond, 11.00%, 10/23/2003                 A-/NR              2,578,167
                  ------------------------------------------------------                      ------------
                    Total Greek Drachma                                                          5,737,393
                  ------------------------------------------------------                      ------------
Italian Lira--7.4%
------------------------------------------------------------------------
                  Sovereign--7.4%
                  ------------------------------------------------------
 8,000,000,000    Buoni Poliennali Del Tes, Bond, 10.50%, 11/1/2000          AAA/Aa3             5,264,766
                  ------------------------------------------------------                      ------------
 5,965,000,000    Buoni Poliennali Del Tes, Deb., 10.50%, 7/15/1998          AAA/A1              3,545,038
                  ------------------------------------------------------                      ------------
 1,500,000,000    Buoni Poliennali Del Tes, Deb., 8.50%, 1/1/2004            AAA/Aa3               994,350
                  ------------------------------------------------------                      ------------
 8,750,000,000    Cert Di Credito Del Tes, Note, 1/1/2004                    AAA/NR              5,064,440
                  ------------------------------------------------------                      ------------
                    Total Italian Lira                                                          14,868,594
                  ------------------------------------------------------                      ------------
Japanese Yen--11.5%
------------------------------------------------------------------------
                  Sovereign--11.5%
                  ------------------------------------------------------
 1,970,000,000    Japan, 5.00%, 9/21/1998                                      Aaa              16,008,517
                  ------------------------------------------------------                      ------------
   840,000,000    Japan, 5.30%, 12/20/1999                                     Aaa               7,221,532
                  ------------------------------------------------------                      ------------
                    Total Japanese Yen                                                          23,230,049
                  ------------------------------------------------------                      ------------
New Zealand Dollar--3.5%
------------------------------------------------------------------------
                  Banking--2.4%
                  ------------------------------------------------------
     7,839,166    Australia & New Zealand Banking Group,
                  Melbourne, 2/4/1998                                                            4,771,082
                  ------------------------------------------------------                      ------------
                  Sovereign--1.1%
                  ------------------------------------------------------
     3,749,000    New Zealand, 9/16/1998                                                         2,184,577
                  ------------------------------------------------------                      ------------
                    Total New Zealand Dollar                                                     6,955,659
                  ------------------------------------------------------                      ------------
Norwegian Krone--2.5%
------------------------------------------------------------------------
                  Sovereign--2.5%
                  ------------------------------------------------------
    36,000,000    Norwegian Government, Foreign Gov't. Guarantee,
                  5.75%, 11/30/2004                                          AAA/Aaa             5,098,089
                  ------------------------------------------------------                      ------------
                    Total Norwegian Krone                                                        5,098,089
                  ------------------------------------------------------                      ------------
Portugese Escudo--2.2%
------------------------------------------------------------------------
                  Sovereign--2.2%
                  ------------------------------------------------------
   555,000,000    Portuguese Government, Bond, 11.875%, 2/23/2000            AAA/NR              3,516,642
                  ------------------------------------------------------                      ------------
   130,000,000    Portuguese Government, Deb., 8.875%, 1/23/2004             AAA/NR                839,734
                  ------------------------------------------------------                      ------------
                  Total Portugese Escudo                                                         4,356,376
                  ------------------------------------------------------                      ------------
Spanish Peseta--4.3%
------------------------------------------------------------------------
                  Sovereign--4.3%
                  ------------------------------------------------------
 1,080,000,000    Spain (Government), Foreign Gov't. Guarantee,
                  10.30%, 6/15/2002                                          AA/Aa2              8,682,517
                  ------------------------------------------------------                      ------------
                    Total Spanish Peseta                                                         8,682,517
                  ------------------------------------------------------                      ------------
Swedish Krona--3.4%
------------------------------------------------------------------------
                  Financial Intermediaries--1.6%
                  ------------------------------------------------------
    24,000,000    Statens Bostads, Deb., 11.00%, 1/21/1999                   AA-/NR              3,291,900
                  ------------------------------------------------------                      ------------
                  Sovereign--1.8%
                  ------------------------------------------------------
    28,000,000    Sweden (Kingdom of), 6.00%, 2/9/2005                       AAA/Aa1             3,586,242
                  ------------------------------------------------------                      ------------
                    Total Swedish Krona                                                          6,878,142
                  ------------------------------------------------------                      ------------
                    Total Bonds (identified cost $200,650,057)                                 190,736,600
                  ------------------------------------------------------                      ------------
                                                                                                 Value
  Principal                                                                  Credit              in U.S.
   Amount                                                                    Rating*             Dollars
--------------    ------------------------------------------------------   -----------        -------------
(a) Repurchase Agreement--1.9%
------------------------------------------------------------------------
    $3,810,000    BT Securities Corp., 5.73%, dated 11/28/1997,
                  due 12/1/1997 (at amortized cost)                                           $  3,810,000
                  ------------------------------------------------------                      ------------
                    Total Investments (identified cost $204,460,057(b)                        $194,546,600
                  ------------------------------------------------------                      ------------

(a) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated Funds.

(b) The cost of investments for federal tax purposes amounts to $204,460,057. The net unrealized depreciation of investments on a federal tax basis amounts to $9,913,457 which is comprised of $3,624,681 appreciation and $13,538,138 depreciation at November 30, 1997.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
      ($201,220,493) at November 30, 1997.

The following acronym is used throughout this portfolio:

PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)



Federated International Income Fund
Statement of Assets and Liabilities
--------------------------------------------------------------------------
November 30, 1997

Assets:
------------------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost $204,460,057)                    $194,546,600
------------------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (at identified cost $363,321)                                 347,308
------------------------------------------------------------------------------------------------------------
Income receivable                                                                                   6,124,287
------------------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                            432,145
---------------------------------------------------------------------------------------------    ------------
    Total assets                                                                                    201,450,340
------------------------------------------------------------------------------------------------------------
Liabilities:
-------------------------------------------------------------------------------------------------
Payable for shares redeemed                                                                         $ 75,000
-------------------------------------------------------------------------------------------------
Payable to Bank                                                                                        9,398
-------------------------------------------------------------------------------------------------
Payable for taxes withheld                                                                            34,610
-------------------------------------------------------------------------------------------------
Accrued expenses                                                                                     110,839
-------------------------------------------------------------------------------------------------   --------
    Total liabilities                                                                                  229,847
------------------------------------------------------------------------------------------------    ------------
Net Assets for 18,901,339 shares outstanding                                                       $201,220,493
-----------------------------------------------------------------------------------------------    ------------
Net Assets Consist of:
------------------------------------------------------------------------------------------------------------
Paid in capital                                                                                    $221,781,271
------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and translation of assets and
   liabilities in foreign currency                                                                 (9,943,658)
------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                   (12,496,276)
------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                                1,879,156
------------------------------------------------------------------------------------------------------------    ------------
    Total Net Assets                                                                                            $201,220,493
------------------------------------------------------------------------------------------------------------    ------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
------------------------------------------------------------------------------------------------------------
Class A Shares:
------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($180,414,901 / 16,943,417 shares outstanding)                                              $10.65
------------------------------------------------------------------------------------------------------------    ------------
Offering Price Per Share (100/95.50 of $10.65)*                                                                       $11.15
------------------------------------------------------------------------------------------------------------    ------------
Redemption Proceeds Per Share                                                                                         $10.65
------------------------------------------------------------------------------------------------------------    ------------
Class B Shares:
------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($12,520,986 / 1,178,482 shares outstanding)                                                $10.62
------------------------------------------------------------------------------------------------------------    ------------
Offering Price Per Share                                                                                              $10.62
------------------------------------------------------------------------------------------------------------    ------------
Redemption Proceeds Per Share (94.50/100 of $10.62)**                                                                 $10.04
------------------------------------------------------------------------------------------------------------    ------------
Class C Shares:
------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($8,284,606 / 779,440 shares outstanding)                                                   $10.63
------------------------------------------------------------------------------------------------------------    ------------
Offering Price Per Share                                                                                              $10.63
------------------------------------------------------------------------------------------------------------    ------------
Redemption Proceeds Per Share (99.00/100 of $10.63)**                                                                 $10.52
------------------------------------------------------------------------------------------------------------    ------------

 *  See "Investing in the Fund" in the Prospectus.
**  See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


Federated International Income Fund
Statement of Operations
--------------------------------------------------------------------------
Year Ended November 30, 1997

Investment Income:
------------------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $97,752)                                                        $15,365,232
------------------------------------------------------------------------------------------------------
Expenses:
---------------------------------------------------------------------------------------
Investment advisory fee                                                                     $1,615,465
---------------------------------------------------------------------------------------
Administrative personnel and services fee                                                      185,000
---------------------------------------------------------------------------------------
Custodian fees                                                                                 117,371
---------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                       125,697
---------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                        7,666
---------------------------------------------------------------------------------------
Auditing fees                                                                                   23,355
---------------------------------------------------------------------------------------
Legal fees                                                                                       5,350
---------------------------------------------------------------------------------------
Portfolio accounting fees                                                                      112,515
---------------------------------------------------------------------------------------
Distribution services fee--Class A Shares                                                      479,089
---------------------------------------------------------------------------------------
Distribution services fee--Class C Shares                                                       97,233
---------------------------------------------------------------------------------------
Distribution services fee--Class B Shares                                                       80,964
---------------------------------------------------------------------------------------
Shareholder services fee--Class A Shares                                                       479,089
---------------------------------------------------------------------------------------
Shareholder services fee--Class C Shares                                                        32,411
---------------------------------------------------------------------------------------
Shareholder services fee--Class B Shares                                                        26,988
---------------------------------------------------------------------------------------
Share registration costs                                                                        41,982
---------------------------------------------------------------------------------------
Printing and postage                                                                            42,308
---------------------------------------------------------------------------------------
Insurance premiums                                                                               4,350
---------------------------------------------------------------------------------------
Taxes                                                                                            6,897
---------------------------------------------------------------------------------------
Miscellaneous                                                                                    4,707
---------------------------------------------------------------------------------------     ----------
  Total expenses                                                                             3,488,437
---------------------------------------------------------------------------------------
Waivers--
--------------------------------------------------------------------------
  Waiver of distribution services fee--Class A Shares                         $(311,106)
--------------------------------------------------------------------------
  Waiver of shareholder services fee--Class A Shares                           (186,763)
--------------------------------------------------------------------------   ----------
    Total waivers                                                                             (497,869)
---------------------------------------------------------------------------------------     ----------
       Net expenses                                                                                          2,990,568
------------------------------------------------------------------------------------------------------    ------------
          Net investment income                                                                             12,374,664
------------------------------------------------------------------------------------------------------    ------------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                                           2,723,605
------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation of investments and translation of
assets and liabilities in foreign currency                                                                 (23,621,509)
------------------------------------------------------------------------------------------------------    ------------
  Net realized and unrealized loss on investments and foreign currency                                     (20,897,904)
------------------------------------------------------------------------------------------------------    ------------
    Change in net assets resulting from operations                                                        $ (8,523,240)
------------------------------------------------------------------------------------------------------    ------------

(See Notes which are an integral part of the Financial Statements)

Federated International Income Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------

                                                                                                  Year Ended November 30,
                                                                                          -------------------------------------
                                                                                               1997                    1996
                                                                                          ------------              -----------
Increase (Decrease) in Net Assets:
--------------------------------------------------------------------------------------
Operations--
--------------------------------------------------------------------------------------
Net investment income                                                                     $ 12,374,664             $ 12,816,746
--------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
--------------------------------------------------------------------------------------
transactions ($2,459,905 net gain and $6,022,473 net gain,
--------------------------------------------------------------------------------------
respectively, as computed for federal tax purposes)                                          2,723,605               11,654,540
--------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of
investments and translation of assets and liabilities
in foreign currency                                                                        (23,621,509)                 587,187
--------------------------------------------------------------------------------------    ------------              -----------
  Change in net assets   resulting from operations                                          (8,523,240)              25,058,473
--------------------------------------------------------------------------------------    ------------              -----------
Distributions to Shareholders--
--------------------------------------------------------------------------------------
Distributions from net investment income
--------------------------------------------------------------------------------------
  Class A Shares                                                                           (14,451,238)             (13,679,429)
--------------------------------------------------------------------------------------
  Class B Shares                                                                              (678,030)                (229,103)
--------------------------------------------------------------------------------------
  Class C Shares                                                                              (917,505)                (878,043)
--------------------------------------------------------------------------------------    ------------              -----------
    Change in net assets resulting from distributions
    to shareholders                                                                        (16,046,773)             (14,786,575)
--------------------------------------------------------------------------------------    ------------              -----------
Share Transactions--
--------------------------------------------------------------------------------------
Proceeds from sale of shares                                                               113,690,620               88,154,905
--------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                                                    6,459,682                5,742,262
--------------------------------------------------------------------------------------
Cost of shares redeemed                                                                   (118,734,614)             (66,837,071)
--------------------------------------------------------------------------------------    ------------              -----------
  Change in net assets resulting from share transactions                                     1,415,688               27,060,096
--------------------------------------------------------------------------------------    ------------              -----------
     Change in net assets                                                                  (23,154,325)              37,331,994
--------------------------------------------------------------------------------------
Net Assets:
--------------------------------------------------------------------------------------
Beginning of period                                                                        224,374,818              187,042,824
--------------------------------------------------------------------------------------    ------------              -----------
End of period (including undistributed net investment
income of $1,879,156 and $5,287,565, respectively)                                       $ 201,220,493             $224,374,818
--------------------------------------------------------------------------------------    ------------              -----------

(See  Notes which are an  integral part of the Financial Statements)

Federated International Income Fund
Financial Highlights -- Class A Shares
------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                                                        Year Ended November 30,
                                                                ----------------------------------------------------------------
                                                                 1997           1996             1995          1994        1993
                                                                -----           ----             ----          ----        ----
Net asset value, beginning of period                            $11.92          $11.38          $10.52        $11.86       $10.47
Income from investment operations
  Net investment income                                           0.63*           0.74*           0.79          0.70         0.88
  Net realized and unrealized gain (loss) on
  investments and foreign currency                               (1.07)           0.67            0.84         (0.76)        1.40
  Total from investment operations                               (0.44)           1.41            1.63         (0.06)        2.28
Less distributions
  Distributions from net investment income                       (0.83)          (0.87)          (0.77)        (0.63)       (0.75)
  Distributions from net realized gain
  on investments and foreign
  currency transactions                                           --               --              --          (0.65)       (0.14)
  Total distributions                                            (0.83)          (0.87)          (0.77)        (1.28)       (0.89)
Net asset value, end of period                                  $10.65          $11.92          $11.38        $10.52       $11.86
Total return(a)                                                  (3.70%)         13.27%          16.12%        (0.84%)      22.95%
Ratios to average net assets
  Expenses                                                        1.30%           1.30%           1.30%         1.30%        1.25%
  Net investment income                                           5.83%           6.58%           6.79%         6.67%        7.71%
  Expense waiver/reimbursement(b)                                 0.26%           0.34%           0.40%         0.20%        0.27%
Supplemental data
  Net assets, end of period (000 omitted)                     $180,415        $200,758        $173,905      $209,008     $220,602
  Portfolio turnover                                                67%             92%             41%           136%        189%

* Per share information presented is based upon the monthly average number of shares outstanding.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Federated International Income Fund
Financial Highlights -- Class B Shares
-----------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                                                Year Ended November 30,
                                                                  ---------------------------------------------------
                                                                   1997           1996             1995          1994(a)
                                                                  -----           ----             ----          -------
Net asset value, beginning of period                            $11.89          $11.36         $10.51         $10.21
Income from investment operations
 Net investment income                                            0.56**          0.84**         0.77           0.08
 Net realized and unrealized gain (loss) on
 investments and foreign currency                                (1.08)           0.48           0.78           0.22
 Total from investment operations                                (0.52)           1.32           1.55           0.30
  Less distributions
 Distributions from net investment income                       (0.75)          (0.79)         (0.70)          --
Net asset value, end of period                                  $10.62          $11.89         $11.36         $10.51
Total return(b)                                                  (4.43%)         12.41%         15.28%          2.44%
Ratios to average net assets
 Expenses                                                         2.06%           2.11%          2.10%          2.11%*
 Net investment income                                            5.06%           5.76%          5.76%          7.07%*
 Expense waiver/reimbursement(c)                                   --             0.02%          0.10%          0.10%*
Supplemental data
 Net assets, end of period (000 omitted)                       $12,521          $8,641         $1,123           $101
 Portfolio turnover                                                 67%             92%            41%           136%

*   Computed on an annualized basis.
** Per share information presented is based upon the monthly average number of shares outstanding.
(a) Reflects operations for the period from September 19, 1994 (start of business) to November 30, 1994.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Federated International Income Fund
Financial Highlights -- Class C Shares
-----------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                               Year Ended November 30,
                                                -----------------------------------------------------
                                                  1997         1996        1995      1994     1993(a)
                                                  ----         ----        ----      ----     ------
Net asset value, beginning of period             $ 11.89       $ 11.36   $ 10.48   $11.84    $ 10.23
Income from investment operations
 Net investment income                            0.56**        0.67**      0.60     0.58       0.41
 Net realized and unrealized gain (loss)
 on investments and foreign currency               (1.08)         0.64      0.95    (0.72)      1.58
 Total from investment operations                  (0.52)         1.31      1.55    (0.14)      1.99
Less distributions
 Distributions from net investment
 income                                            (0.74)        (0.78)    (0.67)   (0.57)     (0.38)
 Distributions from net realized gain
 on investments and foreign
 currency transactions                                --            --        --    (0.65)        --
 Total distributions                               (0.74)        (0.78)    (0.67)   (1.22)     (0.38)
Net asset value, end of period                   $ 10.63       $ 11.89   $ 11.36   $10.48    $ 11.84
Total return(b)                                    (4.42%)       12.31%    15.32%   (1.54%)    19.67%
Ratios to average net assets
 Expenses                                           2.06%         2.09%     2.06%    2.05%    2.05%*
 Net investment income                              5.10%         5.80%     5.96%    6.00%    5.39%*
 Expense waiver/reimbursement(c)                      --          0.04%     0.14%    0.10%    0.21%*
Supplemental data
 Net assets, end of period (000 omitted)         $ 8,285       $14,976   $12,015   $8,098    $ 4,767
 Portfolio turnover                                   67%           92%       41%     136%       189%

*   Computed on an annualized basis.

** Per share information presented is based upon the monthly average number of shares outstanding.
(a) Reflects operations for the period from March 31, 1993 (start of business) to November 30, 1993.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)



Federated International Income Fund
Notes to Financial Statements
------------------------------------------------------------------------------
November 30, 1997

l. Organization

International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The Fund's objective is to seek a high level of current income in U.S. dollars consistent with prudent investment risk. The Fund has a secondary investment objective of capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   Investment Valuations -- Foreign government securities and listed foreign corporate bonds are valued according to the last reported sale price on a recognized securities exchange, if available. If no sale on a recognized exchange is reported or if the security is traded over-the-counter, a security is valued according to the last reported bid price. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

   Repurchase Agreements -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   Investment Income, Expenses and Distributions -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

                  Increase (Decrease)
         ----------------------------------------
         Accumulated Net        Undistributed Net
         Realized Gain/Loss     Investment Income
         ------------------     -----------------
            ($263,700)             $263,700

   Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

   Federal Taxes -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

   At November 30, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $12,496,276, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

   Expiration Year  Expiration Amount
   ---------------  -----------------
        2002         $7,730,124
        2003         $4,766,152

   When-Issued and Delayed Delivery Transactions -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   Foreign Exchange Contracts -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1997, the Fund had no outstanding foreign currency commitments.

   Foreign Currency Translation -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

   Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   Other -- Investment transactions are accounted for on the trade date.

3.    Capital Stock

At November 30, 1997, par value shares ($0.001 per share) authorized were as follows:

                                             Number of Par Value
Class Name                                Capital Stock Authorized
--------------                            -------------------------
Class A Shares                                    500,000,000
Class B Shares                                    500,000,000
Class C Shares                                    500,000,000
                                                -------------
 Total                                          1,500,000,000
                                                -------------

                                                                                   Year Ended November 30,
                                                               ------------------------------------------------------------
                                                                           1997                          1996
                                                               -----------------------------    ---------------------------
Class A Shares                                                   Shares            Amount          Shares        Amount
----------------------------------------------------------     ----------      -------------   -----------     ------------
Shares sold                                                     9,374,565      $ 102,068,473     6,869,642     $ 77,132,743
Shares issued to shareholders in
payment of distributions declared                                 477,630          5,236,339       441,539        4,853,225
Shares redeemed                                                (9,757,111)      (105,992,259)   (5,739,277)     (64,189,320)
  Net change resulting from
  Class A Share transactions                                       95,084      $   1,312,553     1,571,904     $ 17,796,648
                                                                                   Year Ended November 30,
                                                               ------------------------------------------------------------
                                                                           1997                          1996
                                                               -----------------------------    ---------------------------
Class B Shares                                                   Shares            Amount          Shares        Amount
----------------------------------------------------------     ----------      -------------   -----------     ------------
Shares sold                                                       652,967      $   7,092,111       660,138     $  7,379,995
Shares issued to shareholders in
payment of distributions declared                                  41,746            455,100        13,806          151,637
Shares redeemed                                                  (242,871)        (2,612,799)      (46,135)        (511,605)
  Net change resulting from
  Class B Share transactions                                      451,842      $   4,934,412       627,809     $  7,020,027

                                                                                   Year Ended November 30,
                                                               ------------------------------------------------------------
                                                                           1997                          1996
                                                               -----------------------------    ---------------------------
Class C Shares                                                   Shares            Amount          Shares        Amount
----------------------------------------------------------     ----------      -------------   -----------     ------------
Shares sold                                                       417,391      $   4,530,036       325,894   $  3,642,167
Shares issued to shareholders in
payment of distributions declared                                  69,887            768,243        67,085        737,400
Shares redeemed                                                  (967,042)       (10,129,556)     (191,747)    (2,136,146)
  Net change resulting from
  Class C Share transactions                                     (479,764)        (4,831,277)      201,232      2,243,421
   Net change resulting from
   share transactions                                              67,162      $   1,415,688     2,400,945   $ 27,060,096


4. Investment Advisory Fee and Other Transactions with Affiliates

   Investment Advisory Fee -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

   Administrative Fee -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   Distribution Services Fee -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                          Percentage of
                          Average Daily
   Share Class Name     Net Assets of Class
   ----------------     -------------------
   Class A Shares             0.25%
   Class B Shares             0.75%
   Class C Shares            0.75%

   The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

   Shareholder Services Fee -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. Federated Shareholder Services can modify or terminate this voluntary waiver at any time at its sole discretion.

   Transfer and Dividend Disbursing Agent Fees and Expenses -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   Portfolio Accounting Fees -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   General -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5.   Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

Purchases                                              $136,105,417
-----------------------------------------------------  ------------
Sales                                                  $135,750,293
-----------------------------------------------------  ------------

6.   Concentration of Credit Risk

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.



Report of Independent Public Accounts

-----------------------------------------------------------------------------

To the Shareholders and Board of Directors of INTERNATIONAL SERIES, INC.
(Federated International Income Fund):

We have audited the accompanying statement of assets and liabilities of Federated International Income Fund (an investment portfolio of International Series, Inc., a Maryland corporation), including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Income Fund, an investment portfolio of International Series, Inc., as of November 30, 1997, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                               ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 15, 1998



Directors                                   Officers
------------------------------------------------------------------------------
John F. Donahue            John F. Donahue
                            Chairman
Thomas G. Bigley
                           Glen R. Johnson
John T. Conroy, Jr.         President

William J. Copeland        J. Christopher Donahue
                            Executive Vice President
James E. Dowd
                           Edward C. Gonzales
Lawrence D. Ellis, M.D.     Executive Vice President

Edward L. Flaherty, Jr.    John W. McGonigle
                            Executive Vice President, Treasurer, and Secretary
Peter E. Madden
                           Richard B. Fisher
John E. Murray, Jr.         Vice President

Wesley W. Posvar           Karen M. Brownlee
                            Assistant Secretary
Marjorie P. Smuts




Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses, which contain facts concerning its objective and policies, management fees, expenses, and other information.


[LOGO] FEDERATED INVESTORS

Federated Securities Corp., Distributor

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 46031P100
Cusip 46031P209
Cusip 46031P506
3010401 (1/98)






                       INTENATIONAL SERIES, INC. APPENDIX


FIEF1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/17/84 to 11/30/97. The "y" axis is measured in increments of $10,000 ranging from $0 to $70,000 and indicates that the ending value of hypothetical initial investment of $14,000 in the Class A Shares of the Fund, assuming the reinvestment of capital gains and dividends,would have grown to $63,587 on 11/30/97.

FIEF2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/17/84 to 11/30/97. The "y" axis is measured in increments of $5,000 ranging from $0 to $30,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the Class A Shares of the Fund, assuming the reinvestment of capital gains and dividends,would have grown to $24,517 on 11/30/97.

FIEF3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/17/84 to 11/30/97. The "y" axis is measured in increments of $25,000 ranging from $0 to $175,000 and indicates that the ending value of a hypothetical initial investment of $10,000 and yearly investments of $5,000 in the Class A Shares of the Fund, assuming the reinvestment of capital gains and dividends,would have grown to $145,650 on 11/30/97.

FIEF4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Class A Shares of Federated International Equity Fund are represented by a solid line. The Morgan Stanley Capital International Europe Australia Far-East Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the the fund and Morgan Stanley Capital International Europe Australia Far-East Index. The "x" axis reflects computation periods from 11/30/87 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Morgan Stanley Capital International Europe Australia Far-East Index; the ending values were $20,533 and $18,442, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares' Average Annual Total Return for the one-year, five-year, ten-year and start of performance (8/17/84) periods ended 11/30/97, which were 0.05%, 8.11%, 6.85% and 12.06%, respectively.

FIEF5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Class B Shares of Federated International Equity Fund are represented by a solid line. The Morgan Stanley Capital International Europe Australia Far-East Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the the fund and Morgan Stanley Capital International Europe Australia Far-East Index. The "x" axis reflects computation periods from 9/28/94 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Morgan Stanley Capital International Europe Australia Far-East Index; the ending values were $10,451 and $11,599, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares' Average Annual Total Return for the one-year and start of performance (9/28/94) periods ended 11/30/97, which were (0.68%), and 1.40%, respectively.

FIEF6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Class C Shares of Federated International Equity Fund are represented by a solid line. The Morgan Stanley Capital International Europe Australia Far-East Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the the fund and Morgan Stanley Capital International Europe Australia Far-East Index. The "x" axis reflects computation periods from 4/1/93 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Morgan Stanley Capital International Europe Australia Far-East Index; the ending values were $14,034 and $16,259, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares' Average Annual Total Return for the one-year and start of performance (4/1/93) periods ended 11/30/97, which were 3.93% and 7.53%, respectively.

FIIF1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 6/4/91 to 11/30/97. The "y" axis is measured in increments of $2,000 ranging from $0 to $14,000 and indicates that the ending value of hypothetical initial investment of $7,000 in the Class A Shares of the Fund, assuming the reinvestment of capital gains and dividends,would have grown to $11,796 on 11/30/97.

FIIF2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 6/4/91 to 11/30/97. The "y" axis is measured in increments of $1,500 ranging from $0 to $9,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the Class A Shares of the Fund, assuming the reinvestment of capital gains and dividends,would have grown to $8,756 on 11/30/97.

FIIF3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 6/4/91 to 11/30/97. The "y" axis is measured in increments of $4,000 ranging from $0 to $36,000 and indicates that the ending value of a hypothetical initial investment of $10,000 and yearly investments of $2,000 in the Class A Shares of the Fund, assuming the reinvestment of capital gains and dividends,would have grown to $30,994 on 11/30/97.

FIIF4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Class A Shares of Federated International Income Fund are represented by a solid line. The JP Morgan Global Traded Index Excluding U.S. is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the the fund and JP Morgan Global Traded Index Excluding U.S. The "x" axis reflects computation periods from 6/4/91 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the JP Morgan Global Traded Index Excluding U.S.; the ending values were $16,854 and $18,222, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares' Average Annual Total Return for the one-year, five-year and start of performance (6/4/91) periods ended 11/30/97, which were (8.02%), 8.09% and 8.38%, respectively.

FIIF5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Class B Shares of Federated International Income Fund are represented by a solid line. The JP Morgan Global Traded Index Excluding U.S. is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the the fund and JP Morgan Global Traded Index Excluding U.S. The "x" axis reflects computation periods from 9/28/94 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the JP Morgan Global Traded Index Excluding U.S.; the ending values were $12,316 and $12,438, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares' Average Annual Total Return for the one-year and start of performance (9/28/94) periods ended 11/30/97, which were (9.65%) and (6.78%), respectively.

FIIF6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Class C Shares of Federated International Income Fund are represented by a solid line. The JP Morgan Global Traded Index Excluding U.S. is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the the fund and JP Morgan Global Traded Index Excluding U.S. The "x" axis reflects computation periods from 4/1/93 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the JP Morgan Global Traded Index Excluding U.S.; the ending values were $14,586 and $14,106, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares' Average Annual Total Return for the one-year and start of performance (4/1/93) periods ended 11/30/97, which were (5.41%) and 8.42%, respectively.